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                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

City of Minneapolis

State of Minnesota

Each of the undersigned, as a director and/or officer of American Enterprise Life Insurance Company (AEL), on behalf of the below listed registrants previously have filed registration statements and amendments thereto pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                                     1933 Act              1940 Act
                                                                   Reg. Number            Reg. Number
                                                                   ------------           ------------
                                                                    333-74865              811-7195

American Enterprise Variable Annuity Account
     American Express Signature Variable AnnuitySM (SIG-VA)
-------------------------------------------------------------------------
American Enterprise Variable Life Account
     American Express Signature Variable Universal Life (SIG-VUL)

     hereby constitutes and appoints William A. Stoltzmann, Mary Ellyn Minenko, Christopher R. Long, Eileen J. Newhouse, Eric L. Marhoun and Timothy S. Meehan or any one of them, as his/her attorney-in-fact and agent, to sign for him/her in his/her name, place and stead any and all filings, applications (including applications for exemptive relief), periodic reports, registration statements for existing or future products (with all exhibits and other documents required or desirable in connection therewith), other documents, and amendments thereto and to file such filings, applications, periodic reports, registration statements, other documents, and amendments thereto with the Securities and Exchange Commission, and any necessary states, and grants to any or all of them the full power and authority to do and perform each and every act required or necessary in connection therewith.

Dated the 29th day of July, 1999.



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/s/ James F. Choat
James F. Choat
President and Chief Executive Officer
Director


/s/ Jeffrey S. Horton
Jeffrey S. Horton
Vice President and Treasurer


/s/ Richard W. Kling
Richard W. Kling
Chairman of the Board
Director



Paul S. Mannweiler
Director

/s/ Paula R. Meyer
Paula R. Meyer
Executive Vice President, Assured Assets
Director


/s/ William A. Stoltzmann
William A. Stoltzmann
Vice President, General Counsel and Secretary
Director


/s/ Philip C. Wentzel
Philip C. Wentzel
Vice President and Controller